Financial risk management	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial risk management
21.	Financial risk management

21.1 Financial risk factors

Eldorado’s activities expose it to a variety of financial risks: market risk (including currency risk, fair value interest rate risk and price risk), credit risk and liquidity risk. Eldorado’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on Eldorado’s financial performance.

(a)   Market risk

(i) Foreign exchange risk

The Company operates principally in Canada, Turkey, Brazil, Greece and Romania, and is therefore exposed to foreign exchange risk arising from transactions denominated in foreign currencies. Foreign exchange risk arises when future commercial transactions or recognised assets or liabilities are denominated in a currency that is not the entity’s functional currency.

Eldorado’s cash and cash equivalents, accounts receivable, marketable securities, accounts payable and accrued liabilities and debt are denominated in several currencies, and are therefore subject to fluctuation against the U.S. dollar.

The table below summarizes Eldorado’s exposure to the various currencies denominated in the foreign currency, as listed below:

(Amounts in thousands)	Canadian dollar	Australian dollar	Euro	Turkish lira	Chinese renminbi	Serbian Dinar	Romanian lei	British pound	Brazilian real

Cash and cash equivalents	18,280	482	13,030	4,965	77	4,845	9,730	366	15,991
Marketable securities	6,286	-	-	-	-	-	-	-	-
Accounts receivable and other	13,706	4	24,508	60,111	-	43,157	7,542	-	12,547
Accounts payable and accrued liabilities	(30,900)	(42)	(45,751)	(50,099)	-	(9,000)	(6,174)	-	(5,559)
Other non-current liability	(1,269)	-	(6,516)	(17,999)	-	-	-	-	-
Net balance	6,103	444	(14,729)	(3,022)	77	39,002	11,098	366	22,979

Equivalent in U.S. dollars	$4,865	$347	$(17,664)	$(802)	$12	$394	$2,874	$495	$6,946

Based on the balances as at December 31, 2017, a 1% increase/decrease in the U.S. dollar exchange rate against all of the other currencies on that date would have resulted in a decrease/increase of approximately $25 in profit (loss) before taxes. There would be no effect on other comprehensive income.

Cash flows from operations are exposed to foreign exchange risk, as commodity sales are set in U.S. dollars and a certain amount of operating expenses are in the currency of the country in which mining operations take place.

(ii) Metal price risk and other price risk

Eldorado is subject to price risk for fluctuations in the market price of gold and other metals. Gold and other metals prices are affected by numerous factors beyond the Company’s control, including central bank sales, producer hedging activities, the relative exchange rate of the U.S. dollar with other major currencies, global and regional demand and political and economic conditions.

Worldwide gold and other metals production levels also affect their prices, and the price of these metals is occasionally subject to rapid short-term changes due to speculative activities. The Company has elected not to actively manage its exposure to metal price risk at this time. From time to time, Eldorado may use commodity price contracts to manage its exposure to fluctuations in the price of gold and other metals.

Other price risk is the risk that the value of a financial instrument will fluctuate as a result of changes in market prices.

Eldorado’s other price risk includes equity price risk, whereby the Company’s investments in marketable securities are subject to market price fluctuation.

(iii) Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market interest rates. Current financial assets and financial liabilities are generally not exposed to interest rate risk because of their short-term nature. The Company’s debt is in the form of notes with a fixed interest rate of 6.13%. However borrowings under the ARCA are at variable rates of interest and any borrowings would expose the Company to interest rate cost and interest rate risk.

(b) Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents, restricted cash, term deposits and accounts receivable. Eldorado deposits its cash and cash equivalents, including restricted cash, and its term deposits with high credit quality financial institutions as determined by rating agencies.

Payment for metal sales is normally in advance or within fifteen days of shipment depending on the buyer. The historical level of customer defaults is negligible which reduces the credit risk associated with trade receivables at December 31, 2016.

(c) Liquidity risk

Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. The Company manages liquidity by maintaining adequate cash and cash equivalent balances and by using its lines of credit as required. Management monitors and reviews both actual and forecasted cash flows, and also matches the maturity profile of financial assets and liabilities. Contractual maturities relating to debt are included in note 14.

21.2 Capital risk management

Eldorado’s policy is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of our mining projects. Capital consists of all of the components of equity; share capital from ordinary shares, contributed surplus, accumulated other comprehensive income, deficit and non-controlling interests.

Consistent with others in the industry, Eldorado monitors capital on the basis of the debt to capital ratio and Net Debt to EBITDA. The debt to capital ratio is calculated as debt, including current and non-current debt, divided by capital plus debt. The Net Debt to EBITDA ratio is calculated as debt, including current and non-current debt, less cash, cash equivalents and term deposits, divided by earnings before interest costs, taxes, depreciation and amortization. This policy includes a target debt to capital ratio of less than 30% and a Net Debt to EBITDA target ratio below 3.5.

As at December 31, 2017, our debt to capital ratio was 13.8% (2016 – 14.0%) and our Net Debt to EBITDA ratio was
0.9:1 (2016 – -1.7:1).

These policy targets are managed through the repayments and issuances of debt as well as the continuing management of operations and capital expenditures.

21.3 Fair value estimation

Fair values are determined directly by reference to published price quotations in an active market, when available, or by using a valuation technique that uses inputs observed from relevant markets.

The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Inputs that are observable, either directly or indirectly, but do not qualify as Level 1 inputs (i.e., quoted prices for similar assets or liabilities).

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported by little or no market activity).

The assets and liabilities measured at fair value as at December 31, 2017 are marketable securities and derivatives related to the Company’s metal hedge positions.

Eldorado entered into a strip of zero-cost Asian-style collars. The collars are intended to protect the price of our lead and zinc production from the Stratoni and Olympias mines. The collars set a band within which the Company can protect movements, either above or below specific strike prices. The commodity reference prices are based on the monthly averages as traded on the London Mercantile Exchange and are quoted in U.S. dollars.

With respect to lead, the collar protects the Company at a minimum price of $2,300 per tonne. It also caps or limits the price per the schedule below. Similarly, for zinc, the minimum price is $2,850 per tonne and the cap or limits are also per the schedule below. The contacts have monthly maturities for the calendar 2018 year, with the final contract maturing on December 31, 2018.

Should the price of each metal average below the floor, the Company will benefit from the hedge position and counterparty will have a settlement owing to us. Inversely, if the average monthly price exceeds the limit or cap the Company will have a settlement owing to the Counterparty. The hedge covers 15,336 tonnes of lead and 25,416 tonnes of zinc. A summary of the positions are listed below:

Metal	Hedged Amount (Tonnes)	PUT ($/tonne)	CALL ($/tonne)	Maturity
Lead	7,668	$2,300	$2,625	Jan 2018 – Jun 2018
Lead	7,668	$2,300	$2,735	Jul 2018 – Dec 2018

Zinc	12,708	$2,850	$3,470	Jan 2018 – Jun 2018
Zinc	12,708 (*)	$2,850	$3,600	Jul 2018 – Dec 2018

(*) entered subsequent to December 31, 2017.

As of December 31, 2017, the Company’s derivative liability of $837, which is considered level 2, is included in accounts payable and accrued liabilities in our consolidated balance sheet. The net mark-to-market loss of the hedge contracts for the same amount is presented in gain (loss) on marketable securities and other investments in our consolidated income statement.

The fair value of financial instruments traded in active markets is based on quoted market prices at the balance sheet date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by the group is the current bid price. These instruments are included in Level 1. Instruments included in Level 1 comprise primarily publicly-traded equity investments classified as held-for-trading securities or available-for-sale securities. With the exception of the fair market value of the Company’s senior notes (note 14b), which are included in level 2, all carrying amounts of financial instruments approximate their fair value.